Exhibit 99.1

Bitfury Group Announces Sale of 10 Million Shares of Cipher Mining Inc. Common Stock and Lock-Up Agreement for Remaining Holdings

AMSTERDAM, November 9, 2023 – Bitfury Group (“Bitfury” or the “Company”), a leading full-service blockchain technology company, announced today that it has sold 10,000,000 shares of the common stock of Cipher Mining Inc. (NASDAQ:CIFR) (“Cipher”) at a price of $2.95 per share in a privately negotiated transaction. Cipher, a U.S.-based Bitcoin mining company, operated as a subsidiary of Bitfury prior to August 27, 2021. The common shares were offered pursuant to Cipher’s Form S-3 shelf registration statement and represent 4.95% of Bitfury’s current ownership of Cipher’s common shares. Bitfury will receive all net proceeds from the sale.

Upon completion of the transaction, Bitfury will hold 191,931,387 shares, or approximately 75.37% of the common stock of Cipher. Bitfury has entered into a 60-day lock-up agreement with respect to its remaining holdings of Cipher common stock, pursuant to which the Company may not sell or transfer any of the common stock before January 15, 2024.

Bitfury CEO, Founder and Chairman, Val Vavilov, stated, “Bitfury is proud of its role in the formation of Cipher, which has emerged as one of the world’s leading Bitcoin miners. As active investors in the Bitcoin mining space for over a decade, we appreciate the competitive advantages of Cipher’s business model, particularly going into the next halving cycle. Given its strong prospects for future growth, we believe Cipher is currently undervalued and that this sale of a relatively small portion of our holdings may help unlock shareholder value by increasing the stock’s liquidity, float and trading volume. We have been very pleased with our investment in Cipher and intend to be investors for a long time.”

This press release shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of the securities in any state in which such an offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state.

About Bitfury

Bitfury is the world’s leading full-service blockchain technology company. Since our founding in 2011, Bitfury has built on its heritage as one of the earliest Bitcoin miners and providers of Bitcoin mining equipment to develop a suite of infrastructure products and services that power the Web 3.0 ecosystem and make digital assets safe, sustainable, and useful. From hardware to security to software, our businesses leverage today’s cutting-edge technologies to solve the most pressing challenges of tomorrow.

Forward Looking Statements

This press release contains certain forward-looking statements within the meaning of the federal securities laws of the United States. Any statements made in this press release that are not statements of historical fact, including statements about the Company’s plans and intentions regarding its ownership of Cipher common stock, and statements about our beliefs and expectations regarding Cipher’s future results of operations and financial position, business strategy, and timing and likelihood of success, are forward-looking statements and should be evaluated as such. Forward-looking statements include information concerning possible or assumed future results of operations, including descriptions of our business plan and strategies. These forward-looking statements can sometimes be identified by the words “may,” “intends,” “believes,” “future,” “prospects,” and similar expressions (including the negative versions of such words or expressions).

These forward-looking statements are based upon estimates, assumptions, expectations, projections and beliefs as of the date of this press release that, while considered reasonable by the Company and our management, are inherently uncertain. Such forward-looking statements are subject to risks, uncertainties, and other factors that could cause actual results, performance or achievements to differ materially from the results, performance or other expectations expressed or implied by such forward looking statements. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this press release, including but not limited to the risks and uncertainties described in the "Risk Factors" section of Cipher’s Annual Report on Form 10-K filed with the Securities and Exchange Commission ("SEC") on March 14, 2023, and in Cipher's subsequent filings with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, which speak only as of the date they are made. The Company assumes no obligation and, except as required by law, does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise.

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